T. ROWE PRICE BALANCED FUND, INC.
                   T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.
                    T. ROWE PRICE CAPITAL APPRECIATION FUND
                  T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.
             T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.
                    T. ROWE PRICE DIVIDEND GROWTH FUND, INC.
                        T. ROWE PRICE EQUITY INCOME FUND
                       T. ROWE PRICE EQUITY SERIES, INC.
                  T. ROWE PRICE FINANCIAL SERVICES FUND, INC.
                    T. ROWE PRICE GROWTH & INCOME FUND, INC.
                     T. ROWE PRICE GROWTH STOCK FUND, INC.
                    T. ROWE PRICE HEALTH SCIENCES FUND, INC.
                        T. ROWE PRICE INDEX TRUST, INC.
              T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.
                    T. ROWE PRICE MID-CAP GROWTH FUND, INC.
                     T. ROWE PRICE MID-CAP VALUE FUND, INC.
                     T. ROWE PRICE NEW AMERICA GROWTH FUND
                        T. ROWE PRICE NEW ERA FUND, INC.
                     T. ROWE PRICE NEW HORIZONS FUND, INC.
                  T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                      T. ROWE PRICE REAL ESTATE FUND, INC.
                 T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.
                    T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
                    T. ROWE PRICE SMALL-CAP VALUE FUND, INC.
                       T. ROWE PRICE SPECTRUM FUND, INC.
                    T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.
                         T. ROWE PRICE VALUE FUND, INC.
                                      and
                        INSTITUTIONAL EQUITY FUNDS, INC.

                               POWER OF ATTORNEY

     RESOLVED, that the Corporations/Trusts (collectively the "Corporations/Trusts" and individually the "Corporation/Trust") and each of its directors/trustees do hereby constitute and authorize, James S. Riepe, Joel H. Goldberg, and Henry H. Hopkins, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable the Corporation/Trust to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933, as amended, of shares of the Corporation/Trust, to be offered by the Corporation/Trust, and the registration of the Corporation/Trust under the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the name of the Corporation/Trust on its behalf, and to sign the names of each of such directors/trustees and officers on his behalf as such director/trustee or officer to any amendment or supplement (including Post-Effective Amendments) to the Registration Statement on Form N-1A of the Corporation/Trust filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the Registration Statement on Form N-1A of the Corporation/Trust under the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement.

PAGE 57
     IN WITNESS WHEREOF, the above named Corporations/Trusts have caused these presents to be signed and the same attested by its Secretary, each thereunto duly authorized by its Board of Directors/Trustees, and each of the undersigned has hereunto set his hand and seal as of the day set opposite his name.



ALL CORPORATIONS/TRUSTS

/s/Joseph A. Carrier
____________________________        Treasurer (Principal Financial Officer)
April 19, 2000
Joseph A. Carrier

/s/Donald W. Dick, Jr.
____________________________        Director/Trustee April 19, 2000
Donald W. Dick, Jr.

/s/David K. Fagin
____________________________        Director/Trustee April 19, 2000
David K. Fagin

/s/Hanne M. Merriman
____________________________        Director/Trustee April 19, 2000
Hanne M. Merriman

/s/Hubert D. Vos
____________________________        Director/Trustee April 19, 2000
Hubert D. Vos

Paul M. Wythes
____________________________        Director/Trustee April 19, 2000
Paul M. Wythes























                             (Signatures Continued)

PAGE 58
      JAMES S. RIEPE, Chairman of the Board (Principal Executive Officer)

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.





                     JAMES S. RIEPE, President and Director


T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.





              JAMES S. RIEPE, Vice President and Director/Trustee


T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE EQUITY SERIES, INC.

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE VALUE FUND, INC.




/s/James S. Riepe
____________________________                      April 19, 2000
James S. Riepe









                             (Signatures Continued)

PAGE 59
                     M. DAVID TESTA, Chairman of the Board

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.





                        M. DAVID TESTA, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MEDIA & TELECOMMUNICATIONS FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE NEW HORIZONS FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.





                     M. DAVID TESTA, President and Director


T. ROWE PRICE EQUITY SERIES, INC.

INSTITUTIONAL EQUITY FUNDS, INC.





                  M. DAVID TESTA, Vice President and Director


T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE SPECTRUM FUND, INC.


/s/M. David Testa
____________________________                      April 19, 2000
M. David Testa







                             (Signatures Continued)

PAGE 60
                      JAMES A.C. KENNEDY, Director/Trustee

T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

T. ROWE PRICE CAPITAL APPRECIATION FUND

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

T. ROWE PRICE GROWTH & INCOME FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.

T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.

T. ROWE PRICE TAX-EFFICIENT FUNDS, INC.

T. ROWE PRICE VALUE FUND, INC.





                JAMES A.C. KENNEDY, Vice President and Director

T. ROWE PRICE BALANCED FUND, INC.

T. ROWE PRICE GROWTH STOCK FUND, INC.

T. ROWE PRICE MID-CAP VALUE FUND, INC.

T. ROWE PRICE NEW ERA FUND, INC.

T. ROWE PRICE REAL ESTATE FUND, INC.

INSTITUTIONAL EQUITY FUNDS, INC.




/s/James A.C. Kennedy
____________________________                      April 19, 2000
James A.C. Kennedy

























                             (Signatures Continued)

PAGE 61
                     JOHN H. LAPORTE, Chairman of the Board

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.

T. ROWE PRICE SMALL-CAP VALUE FUND, INC.





                           JOHN H. LAPORTE, Director

T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE MID-CAP GROWTH FUND, INC.





                JOHN H. LAPORTE, President and Director/Trustee

T. ROWE PRICE HEALTH SCIENCES FUND, INC.

T. ROWE PRICE NEW AMERICA GROWTH FUND

T. ROWE PRICE NEW HORIZONS FUND, INC.





             JOHN H. LAPORTE, Executive Vice President and Director

T. ROWE PRICE EQUITY SERIES, INC.





                  JOHN H. LAPORTE, Vice President and Director


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.




/s/John H. LaPorte
____________________________                      April 19, 2000
John H. LaPorte




















                             (Signatures Continued)

PAGE 62
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.



/s/Larry J. Puglia
____________________________        President     April 19, 2000
Larry J. Puglia


T. ROWE PRICE DIVERSIFIED SMALL-CAP GROWTH FUND, INC.

T. ROWE PRICE INDEX TRUST, INC.



/s/Richard T. Whitney
____________________________        President     April 19, 2000
Richard T. Whitney


T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

T. ROWE PRICE DIVIDEND GROWTH FUND, INC.



/s/William J. Stromberg
____________________________        President     April 19, 2000
William J. Stromberg


T. ROWE PRICE EQUITY INCOME FUND

T. ROWE PRICE VALUE FUND, INC.



/s/Brian C. Rogers
____________________________        President     April 19, 2000
Brian C. Rogers


T. ROWE PRICE MID-CAP VALUE FUND, INC.



/s/Gregory A. McCrickard
____________________________        President     April 19, 2000
Gregory A. McCrickard


T. ROWE PRICE NEW ERA FUND, INC.



/s/Charles M. Ober
____________________________        President     April 19, 2000
Charles M. Ober










                             (Signatures Continued)

PAGE 63
T. ROWE PRICE REAL ESTATE FUND, INC.



/s/David M. Lee
____________________________        President     April 19, 2000
David M. Lee

ATTEST:



/s/Patricia B. Lippert
____________________________
Patricia B. Lippert, Secretary